LanzaTech JV Successful IPO Underscores Strategic Value of More Secure Fuel Supply Skokie,IL., June 3, 2026 -- LanzaTech Global, Inc. (NASDAQ: LNZA) (“LanzaTech” or the “Company”), a carbon management solutions company, announced that Beijing Shougang LanzaTech Technology Co., Ltd. (the “JV”), a joint venture in which LanzaTech held a 9.31% equity stake prior to the offering described below, has launched its Initial Public Offering (IPO) of 40 million H-Shares at a public offering price equivalent to approximately US$1.86 per share, based on applicable exchange rates, on the Hong Kong Stock Exchange. The offering raised gross proceeds of approximately US$75M before underwriting discounts and commissions. Based on the offering price, the JV had an implied market capitalization of approximately US$750M upon listing. The JV’s ordinary shares commenced trading today on the Hong Kong Stock Exchange, under the stock code 02553. Following completion of the offering, the Company held, through its subsidiary, 33,520,231 H Shares of Shougang LanzaTech, representing approximately 8.38% of the JV’s total issued share capital upon listing. The listing underscores the commercial potential of LanzaTech’s carbon recycling platform, which converts industrial emissions into fuels and materials. The JV operates four facilities with LanzaTech technology and per the IPO prospectus, revenue has ranged between approximately US$87-$77 million annually from 2023-2025, entering the public market with proven deployment and exposure to growing demand for fuels produced through more secure and diversified supply chains. One of the strongest opportunities for the JV is the conversion of this waste-derived ethanol-to- SAF, where commercially proven pathways can unlock access to high-value regulated fuel markets. Jennifer Holmgren, CEO of LanzaTech, said: "This IPO highlights the growing commercial potential of carbon recycling. Our technology is already operating at scale, turning emissions into valuable products and creating a platform for growth in fuels, including SAF, as global markets seek lower-carbon, more resilient supply options with less exposure to geopolitical disruption." The IPO also supports LanzaTech’s strategy to capture value through both technology licensing and equity participation in commercial projects. As these projects scale, they are expected to support the production of internationally certified fuels and help build more resilient, lower-risk fuel supply in markets seeking alternatives to conventional routes.

About LanzaTech LanzaTech (NASDAQ: LNZA) is a leader in carbon management, using its proprietary gas- fermentation platform to transform waste carbon into valuable products. Through global partnerships, LanzaTech enables the production of feedstocks for high-value markets including SAF and chemicals. Headquartered in the U.S., the company provides technology and commercial pathways that strengthen industrial resilience and unlock new economic value from carbon. Cautionary Note Regarding Forward Looking Statements This press release contains forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements reflecting management’s current beliefs and expectations. In some cases, you can identify forward-looking statements by terminology such as “will,” “anticipate,” “expect,” “believe,” “intend” and “should” or the negative of these terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about estimates and forecasts of other financial and performance metrics and projections of market opportunity, expectations and timing related to the rollout of our business and timing of deployments, customer growth and other business milestones. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of our management and are not predictions of actual performance. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, broader economic conditions, including inflation and interest rates; supply chain disruptions; unforeseen technical regulatory or commercial challenges; and those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K filed with the Securities and Exchange Commission and subsequent annual reports, quarterly reports and other filings made with the Securities and Exchange Commission from time to time. Any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Public Relations/Media Contact: freya@lanzatech.com